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                          TRANSACTION AGREEMENT NO. 4

                           Dated as of July 12, 2000

                                     among

                           ADVANCE PUBLICATIONS, INC.
                       NEWHOUSE BROADCASTING CORPORATION
                         ADVANCE/NEWHOUSE PARTNERSHIP
                    TIME WARNER ENTERTAINMENT COMPANY, L.P.
                             PARAGON COMMUNICATIONS
                                      and
            TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP

                            and RELATED SIDE LETTER

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                          TRANSACTION AGREEMENT NO. 4

         TRANSACTION AGREEMENT NO. 4, dated as of July 12, 2000 (this "Agreement"), among ADVANCE PUBLICATIONS, INC., a New York corporation ("Advance"), NEWHOUSE BROADCASTING CORPORATION, a New York corporation ("Newhouse"), ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership ("Advance/Newhouse"), TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE"), PARAGON COMMUNICATIONS, a Colorado general partnership ("Paragon"), and TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership (the "Partnership").

         WHEREAS, Advance/Newhouse and TWE entered into a Partnership Agreement, dated as of September 9, 1994, as amended, pursuant to which they formed the Partnership (the "Partnership Agreement");

         WHEREAS, Advance, Newhouse, Advance/Newhouse, TWE and the Partnership entered into a Contribution Agreement, dated as of September 9, 1994, as amended (the "Contribution Agreement"), pursuant to which each of Advance/Newhouse and TWE contributed certain specified assets to the Partnership;

         WHEREAS, in connection with the Amended and Restated Transaction Agreement, dated as of October 27, 1997, among Advance, Newhouse,
Advance/Newhouse, TWE, TW Holding Co. and the Partnership, TWE, Advance/Newhouse and Paragon entered into the First Amendment to the Partnership Agreement, dated as of February 12, 1998 (the "First Amendment"), pursuant to which, among other things, Paragon became a partner of the Partnership;

         WHEREAS, the Partnership, TWE-A/N Texas Cable Partners General Partner LLC, TCI Texas Cable Holdings LLC, TCI Texas Cable, Inc. and Texas Cable Partners, L.P., a Delaware limited partnership (the "TCI Joint Venture"), entered into a Contribution Agreement, dated as of June 23, 1998 (the "TCI Contribution Agreement"), pursuant to which, among other things, the Partnership contributed certain assets to the TCI Joint Venture;

         WHEREAS, in connection with the TCI Contribution Agreement the parties hereto entered into Transaction Agreement No. 2, dated as of June 23, 1998 (the "Second Transaction Agreement"), pursuant to which, among other things, the parties entered into the Second Amendment to the Partnership Agreement, dated as of December 31, 1998 (the "Second Amendment"), to further amend the Partnership Agreement;

         WHEREAS, in connection with the Transaction Agreement No. 3, dated as of September 15, 1998, among Advance, Newhouse, Advance/Newhouse, TWE, Paragon and the Partnership, TWE, Advance/Newhouse and Paragon entered into the Third Amendment to the Partnership Agreement, dated as of March 1, 1999






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                                                                               2

(the "Third Amendment"), pursuant to which, among other things, Paragon contributed certain assets to the Partnership;

         WHEREAS, the parties hereto desire to cause the cable television systems described on Schedule 1 hereto (the "Fourth Transaction Systems") to be contributed to the Partnership on the terms set forth herein;

         WHEREAS, currently the Fourth Transaction Systems described on Part A of Schedule 1 hereto (the "Fanch I Systems"), are owned by TWFanch-one Co. ("Fanch I"), the Fourth Transaction Systems described on Part B of Schedule 1 hereto (the "Fanch II Systems") are owned by TWFanch-two Co. ("Fanch II") and the Fourth Transaction Systems described on Part C of Schedule 1 hereto are owned, by TWE (the "TWE Systems");

         WHEREAS, prior to the Closing (as defined below), the Fanch I Systems will be transferred by Fanch I to TWE and the Fanch II Systems will be transferred by Fanch II to TWE, and pursuant to this Agreement, TWE will transfer all Fourth Transaction Systems to the Partnership.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Contribution of Fourth Transaction Systems.

            (a) Subject to the conditions set forth in Section 3, at the Closing (as defined below), (i) TWE shall contribute, assign, convey, transfer and deliver to the Partnership its right, title and interest in and to all of the assets and properties, real, personal, mixed, tangible or intangible, owned, leased, licensed, that are principally used or held for use in connection with the ownership and operation of the Fourth Transaction Systems and (ii) the Partnership shall assume, and agree to pay and discharge, as and when they become due, or otherwise take subject to the indebtedness and other liabilities associated with the Systems that are described on Schedule 2 hereto (the "Assumed Fourth Transaction Liabilities").

            (b) At the Closing, (i) TWE shall deliver instruments executed by it and in form and substance reasonably satisfactory to the Partnership contributing, assigning, conveying, transferring and delivering to the Partnership its right, title and interest in and to the Fourth Transaction Systems and (ii) the Partnership shall deliver instruments executed by it and in form and substance reasonably satisfactory to TWE by which it shall assume and agree to pay and discharge the Assumed Fourth Transaction Liabilities.

            (c) In exchange for the contributions contemplated by Section 1(a), TWE shall receive (i) Common Partnership Units (as defined in the





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                                                                               3

Amended Partnership Agreement described below) having a value equal to 50% of the Net Contribution and (ii) Series C Preferred Partnership Units (as defined in the Amended Partnership Agreement (defined below) having a value equal to 50% of the Net Contribution. For purposes of the foregoing, "Net Contribution" means the excess of (A) the Fourth Transaction System Value determined in accordance with Section 7 over (B) the Assumed TWE Indebtedness (as defined on Schedule 2 hereof).

         2. Beneficial Assets and Subsidiary Beneficial Assets. If any consent or approval is required in connection with the contribution to the Partnership pursuant to this Agreement of any cable television system (or the franchise pursuant to which such cable television system is operated) and such consent or approval is not obtained prior to the Closing, then in lieu of contributing (and pending the actual contribution of) such cable television systems to the Partnership, TWE will hold such cable television systems (or cause such cable television systems to be held) for the use and benefit of the Partnership. Such cable television systems shall be treated as Beneficial Assets (as defined in the Contribution Agreement) or Subsidiary Beneficial Assets (as defined in the Contribution Agreement) in either case in accordance with Section
5.8 of the Amended Partnership Agreement (defined below) and Section 6.7 of the Contribution Agreement. In accordance with Section 6.7 of the Contribution Agreement, following the Effective Date, TWE shall continue to use its reasonable best efforts to obtain any consent or approval necessary to effectuate the contribution to the Partnership of any Beneficial Asset or Subsidiary Beneficial Asset not contributed to the Partnership on the Effective Date, and shall take all reasonable actions to effectuate the contribution of such Beneficial Asset or Subsidiary Beneficial Asset after such consent or approval is obtained; provided, however, that no cable television franchise comprising a Beneficial Asset or Subsidiary Beneficial Asset shall be required to be contributed to the Partnership until consents or approvals shall have been obtained with respect to the contribution of all cable television franchises in the same cable television system as such franchise.

         3. Closing Conditions. The obligations of TWE and the Partnership to effect the transactions contemplated by this Agreement, shall be subject to the satisfaction at or prior to the Closing of the following conditions, the imposition of which are solely for the benefit of such parties and any one or more of which may be waived by such parties in their discretion:

            (a) each of TWE, Advance/Newhouse and Paragon shall have executed and delivered the Amended and Restated Partnership Agreement substantially in the form of Exhibit A (the "Amended Partnership Agreement");

            (b) with respect to the assumption by the Partnership of the Assumed Fourth Transaction Liabilities, each of the conditions to Assumption, as defined in the Credit Agreement dated as of November 10, 1997 (the "Credit Agreement") among Time Warner Inc. ("TWX"), Time Warner Companies, Inc., TWE, Turner Broadcasting System, Inc., the Partnership, TWI Cable Inc., the






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                                                                               4

Lenders Party thereto and The Chase Manhattan Bank, as Administrative Agent, shall have been satisfied (or waived by the parties entitled to waive same);

            (c) the consents and approvals required in connection with the contribution of the franchises pursuant to which the Fourth Transaction Systems are operated shall have been obtained or not required with respect to franchises having at least 85% of the total number of subscribers in the Fourth
Transaction Systems, as set forth on Schedule 1 hereto;

            (d) the board of directors of TWX and the Management Committee of TWE shall have approved the transactions contemplated by this Agreement;

            (e) the waiting periods (and any extensions thereof), if any, applicable to the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have been terminated or shall have expired (it being understood that as soon as practicable after the execution of this Agreement, the parties will complete and file, or cause to be completed and filed, any notification and report required to be filed under the HSR Act and each such filing shall request early termination of the waiting period imposed by the HSR Act); and

            (f) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect; and

            (g) the Closing under, and as defined in, the Asset Exchange Agreement, dated as of July 12, 2000, between the Partnership and Fanch I shall occur concurrently with the Closing hereunder.

         4. Advance/Newhouse Contribution. Subject to the consummation of the transfer or beneficial assignment of the Fourth Transaction Systems to the Partnership, on or prior to the fourth anniversary of the Effective Date (the "Maturity Date"), Advance/Newhouse shall contribute to the Partnership cash in an amount equal to the Advance/Newhouse Contribution Amount, plus interest thereon at the Interest Rate compounded (to the extent not paid) on a quarterly basis, from the Effective Date until the date such contribution is made in full. For the purposes of the foregoing, (i) "Advance/Newhouse Contribution Amount" means an amount equal to 50% of the aggregate value of the Common Partnership Units received by TWE in exchange for its contribution of the Fourth Transaction Systems and (ii) "Interest Rate" shall mean a rate per annum equal to the average interest rate applicable from time to time to borrowings by the Partnership under the senior revolving credit facility of the Partnership. At the Closing, Advance/Newhouse shall execute and deliver to the Partnership a promissory note (the "Advance/Newhouse Note")





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                                                                               5

substantially in the form of Exhibit B hereto having a principal amount equal to the Advance/Newhouse Contribution Amount, as security for its obligation to contribute to the Partnership the Advance/Newhouse Contribution Amount, plus interest as provided in this Section 4. Advance/Newhouse shall take any and all actions and execute and deliver all documents or agreements reasonably requested by the Partnership to enable the Partnership to perfect its security interest in the Advance/Newhouse Note. Advance/Newhouse and the Partnership acknowledge and agree that the Advance/Newhouse Note shall not be deemed an asset of the Partnership unless and until the Partnership seeks to realize upon its security interest therein. In exchange for its agreement to contribute the Advance/Newhouse Contribution Amount, Advance/Newhouse shall receive Common Partnership Units having a value equal to 50% of the aggregate value of the Common Partnership Units received by TWE in exchange for its contribution of the Fourth Transaction Systems.

         5. Time and Place of Closing. Subject to the satisfaction (or waiver) of each of the conditions set forth in Section 3, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064 (or such other place as the parties may mutually agree), at 10:00 a.m. (New York City time) on the last day of the month following the date that is the fifth business day following satisfaction or waiver of the conditions set forth in Section 3, or such earlier date as TWE may determine (upon 2 business days' notice to Advance/Newhouse), or such later date as the parties may mutually agree in writing. The date on which the Closing occurs is referred to herein as the "Effective Date."

         6. Representations and Warranties; Indemnification. Subject to the Closing having occurred, TWE (i) shall use commercially reasonable efforts, at the Partnership's expense, to enforce its rights with respect to the representations and warranties set forth in the Acquisition Agreements to the extent such representations and warranties relate to the Fourth Transaction Systems, including by way of seeking indemnification in accordance with the terms of the Acquisition Agreements, and (ii) shall grant to the Partnership the benefits, if any, obtained as a result of the enforcement of such rights. For purposes of the foregoing, "Acquisition Agreements" means, collectively, the Asset Exchange Agreement dated as of April 6, 1998 between TWE and A-R Cable Services, Inc.; the Asset Purchase Agreement dated December 28, 1998 between TWE and OUR Cable Systems, Inc.; and the Asset Purchase Agreement dated as of April 19, 1999, as amended, among TWE, J. Feeney Associates, Inc. and PCI One Incorporated.





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                                                                               6

         7. Valuation of Fourth Transaction Systems Subscribers.

            (a) Fourth Transaction Systems. The gross value of the Fourth Transaction Systems (the "Fourth Transaction System Value") shall equal $191,058,408, as adjusted pursuant to Section 8.

            (b) Procedure; Dispute Resolution. Within 60 days following the Effective Date, TWE shall deliver to the Partnership, Advance/Newhouse and Paragon a certificate (the "Valuation Certificate"), signed by an appropriate officer of TWE after due inquiry by such officer, but without any personal liability to such officer, setting forth the Fourth Transaction System Value, the Net Contribution and the calculation thereof in accordance with Section 1(c), Section 8 and this Section 7. At the request of Advance/Newhouse or Paragon, TWE shall provide the requesting party with prompt and complete access to all working papers and relevant supporting documentation as well as appropriate TWE personnel, in each case reasonably necessary in connection with such party's review of the information set forth in the Valuation Certificate. If Advance/Newhouse shall conclude that the Valuation Certificate is not accurate, then Advance/Newhouse, within 90 days of receipt of such Valuation Certificate, shall furnish TWE with a written statement of any discrepancy or discrepancies believed to exist (the "Discrepancy Certificate"). Advance/Newhouse and TWE shall attempt jointly to resolve any discrepancy set forth in the Discrepancy Certificate within 30 days after receipt thereof, which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or review. If Advance/Newhouse and TWE cannot resolve the discrepancy to their mutual satisfaction within such 30-day period, Advance/Newhouse and TWE shall within 10 days following the expiration of such 30-day period, jointly designate a nationally known independent certified public accounting firm to review the Valuation Certificate, together with the Discrepancy Certificate, and any other relevant documents. If Advance/Newhouse and TWE do not agree upon a nationally known independent certified public accounting firm in accordance with the preceding sentence within such 10-day period, then such review shall be performed by a nationally known independent certified public accounting firm selected by two other nationally known certified public accounting firms, one selected by Advance/Newhouse and one selected by TWE; provided that if one party fails to notify the other party of its selection within five days following receipt from another party of its selection, the accounting firm selected by the other party or parties shall perform such review. The cost of retaining such independent public accounting firm shall be borne one-half by Advance/Newhouse and one-half by the TWE. Such firm shall report its conclusions and such report shall be conclusive and binding on all parties to this Agreement and not subject to dispute or review. The Fourth Transaction System Value, the Net Contribution, the Advance/Newhouse Contribution Amount and the Assumed Fourth Transaction Liabilities, shall be adjusted, if necessary, to reflect any such resolution.





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                                                                               7

         8. Closing Adjustments.

            (a) At the Closing, TWE shall deliver to the Partnership a certificate setting forth the estimated TWE Adjustment Amount (as defined below), which shall be determined in good faith by TWE. If the estimated TWE Adjustment Amount is greater than zero, then the Fourth Transaction System Value shall be increased by an amount equal to such estimated TWE Adjustment Amount. If the estimated TWE Adjustment Amount is less than zero, then the Fourth Transaction System Value shall be reduced by an amount equal to the absolute value of such TWE Adjustment Amount. The Valuation Certificate delivered by TWE pursuant to Section 7(b) shall set forth the final TWE Adjustment Amount and, to the extent necessary, the Fourth Transaction System Value, the Net
Contribution, the Advance/Newhouse Contribution Amount and the Assumed Fourth Transaction Liabilities shall be adjusted to reflect the difference between the final TWE Adjustment Amount and the estimated TWE Adjustment Amount.

            (b) For purposes of the foregoing, "TWE Adjustment Amount" means all capital expenditures in respect of the Fourth Transaction Systems during the period from April 1, 2000 to the Effective Date, plus any positive working capital existing at the end of such period or minus the absolute value of any negative working capital existing at the end of such period.

            (c) The adjustments made pursuant to this Section 8 are already reflected in the capital account balances of the partners of the Partnership and, accordingly. no additional adjustments to the partners' capital account balances shall be made in respect of such adjustments.

         9. Miscellaneous.

            (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent the application of the law of another jurisdiction would be required thereby).

            (b) The parties hereto shall cooperate with each other and their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement and will each use reasonable best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement so that the transactions contemplated hereby shall be consummated.

            (c) Section headings contained in this Agreement are inserted only as a matter of convenience and reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.





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                                                                               8


            (d) This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  ADVANCE PUBLICATIONS, INC.

                                  By: S.I. Newhouse, Jr.
                                      ------------------------------------------
                                      Name:  S.I. Newhouse, Jr.
                                      Title: Chairman/Vice President

                                  NEWHOUSE BROADCASTING
                                  CORPORATION

                                  By: Robert J. Miron
                                      ------------------------------------------
                                      Name:  Robert J. Miron
                                      Title: Vice President

                                  ADVANCE/NEWHOUSE PARTNERSHIP

                                  By: ADVANCE COMMUNICATION
                                       CORP., General Partner

                                       By: Robert J. Miron
                                          --------------------------------------
                                          Name:  Robert J. Miron
                                          Title: President





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                                                                               9

                                  By:  NEWHOUSE BROADCASTING
                                       CORPORATION, General Partner

                                       By: Robert J. Miron
                                           ----------------------------------
                                           Name:  Robert J. Miron
                                           Title: Vice President

                                  TIME WARNER ENTERTAINMENT
                                  COMPANY, L.P., through its
                                  TIME WARNER CABLE DIVISION

                                  By:
                                      --------------------------------------
                                      Name:  David E. O'Hayre
                                      Title: Senior Vice President--Investments

                                  PARAGON COMMUNICATIONS

                                  By: KBL COMMUNICATIONS, INC.
                                      Managing General Partner

                                      By:
                                          --------------------------------------
                                          Name:  David E. O'Hayre
                                          Title: Vice President





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                                                                               9

                                  By: NEWHOUSE BROADCASTING
                                      CORPORATION, General Partner

                                      By: ______________________________________
                                          Name:  Robert J. Miron
                                          Title: Vice President

                                  TIME WARNER ENTERTAINMENT
                                  COMPANY, L.P., through its
                                  TIME WARNER CABLE DIVISION

                                  By: David E. O'Hayre
                                      ------------------------------------------
                                      Name:  David E. O'Hayre
                                      Title: Senior Vice President--Investments

                                  PARAGON COMMUNICATIONS

                                  BY: KBL COMMUNICATIONS, INC.,
                                      Managing General Partner

                                      By: David E. O'Hayre
                                          --------------------------------------
                                          Name:  David E. O'Hayre
                                          Title: Vice President

                                  TIME WARNER ENTERTAINMENT
                                  ADVANCE/NEWHOUSE PARTNERSHIP

                                  By: TIME WARNER ENTERTAINMENT
                                      COMPANY, L.P., Managing General
                                      Partner, through its TIME WARNER
                                      CABLE DIVISION

                                      By: David E. O'Hayre
                                          --------------------------------------
                                          Name:  David E. O'Hayre
                                          Title: Senior Vice President,--

                                                    Investments

                                  By: ADVANCE/NEWHOUSE
                                      PARTNERSHIP, General Partner

                                      By: ADVANCE COMMUNICATION
                                          CORP., General Partner

                                          By: __________________________________
                                              Name:  Robert J. Miron
                                              Title: President

                                      By: NEWHOUSE BROADCASTING
                                          CORPORATION, General Partner

                                          By: __________________________________
                                              Name:  Robert J. Miron
                                              Title: Vice President

                                  By: PARAGON COMMUNICATIONS

                                      By: KBL COMMUNICATIONS, INC.,
                                          Managing General Partner

                                          By: David E. O'Hayre
                                              ----------------------------------
                                              Name:  David E. O'Hayre
                                              Title: Vice President

                                  TIME WARNER ENTERTAINMENT-
                                  ADVANCE/NEWHOUSE PARTNERSHIP

                                  By: TIME WARNER ENTERTAINMENT
                                      COMPANY, L.P., Managing General
                                      Partner, through its TIME WARNER
                                      CABLE DIVISION

                                      By:
                                          --------------------------------------
                                          Name:  David E. O'Hayre
                                          Title: Senior Vice President--
                                                    Investments

                                  By: ADVANCE/NEWHOUSE
                                      PARTNERSHIP, General Partner

                                      By: ADVANCE COMMUNICATION
                                          CORP., General Partner

                                          By: Robert J. Miron
                                              ----------------------------------
                                              Name:  Robert J. Miron
                                              Title: President

                                      By: NEWHOUSE BROADCASTING
                                          CORPORATION, General Partner

                                          By: Robert J. Miron
                                              ----------------------------------
                                              Name:  Robert J. Miron
                                              Title: Vice President

                                  By: PARAGON COMMUNICATIONS

                                      By: KBL COMMUNICATIONS, INC.,
                                          Managing General Partner

                                          By:
                                              ----------------------------------
                                              Name:  David E. O'Hayre
                                              Title: Vice President